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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                   FORM 8-K/A
                               (Amendment No. 1)
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                January 25, 2001

                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         MARYLAND                     1-13232                     84-1259577
----------------------------        ------------             -------------------
(State or other jurisdiction        (Commission               (I.R.S. Employer
   of incorporation or              File Number)             Identification No.)
      organization)

           COLORADO CENTER, TOWER TWO, 2000 SOUTH COLORADO BOULEVARD,
                       SUITE 2-1000, DENVER, CO 80222-4348
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code                (303) 757-8101

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)


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         The undersigned registrant hereby amends the following items of its
Current Report on Form 8-K, dated January 25, 2001, as follows:


ITEM 5. OTHER EVENTS.

         The press release of Apartment Investment and Management Company ("AIMCO"), dated January 25, 2001, attached hereto as Exhibit 99.1, is incorporated herein by reference. As a result of acquisitions of interests in unconsolidated real estate partnerships in the fourth quarter of 2000, AIMCO now consolidates the assets, liabilities and results of operations of certain of these partnerships. As a result, there are differences in some balance sheet and income statement items between what was reported in the January 25, 2001 press release and what AIMCO expects to report in its Annual Report on Form 10-K for the year ended December 31, 2000. However, there were no changes in net income, funds from operations or any per share amounts. AIMCO has restated the January 25, 2001 press release to take into account these reclassifications. This restated press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)     Exhibits

                  The following exhibits are filed with this report:

                  Exhibit Number         Description

                  99.1 Press Release of Apartment Investment and Management Company, dated January 25, 2001. (Previously Filed)

                  99.2 Press Release of Apartment Investment and Management Company, dated January 25, 2001, restated to reflect certain reclassifications.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Dated: March 12, 2001

                                      APARTMENT INVESTMENT
                                      AND MANAGEMENT COMPANY

                                      By: /s/ Paul J. McAuliffe
                                      ------------------------------------------
                                      Paul J. McAuliffe
                                      Executive Vice President--Capital
                                      Markets and Chief Financial Officer


                                      By: /s/ Thomas C. Novosel
                                      ------------------------------------------
                                      Thomas C. Novosel
                                      Senior Vice President and Chief Accounting
                                      Officer



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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------

   99.1                  Press Release of Apartment Investment and Management
                         Company, dated January 25, 2000 (previously filed).

   99.2                  Press Release of Apartment Investment and Management
                         Company, dated January 25, 2001, restated to reflect certain reclassifications.